July 10, 2018

FIRST WESTERN FUNDS TRUST

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Supplement to the Prospectus and Statement of Additional Information

Each Dated December 29, 2017

Changes to the portfolio management team for the First Western Short Duration High Yield Credit Fund became effective July 6, 2018 when Henry Chu resigned from his position as Co-Portfolio Manager/Credit Analyst of First Western Capital Management Company (the “Adviser”). Accordingly, the disclosure in the section “Management of the Fund - Portfolio Managers” in the Risk/Return Summary section on page 25 of the Prospectus has been revised as follows:

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund and have been serving in such capacity since the Fund’s inception in October 2015.

Barry P. Julien CFA® is President and Chief Investment Officer of Fixed Income of the Adviser.

Ashish Shah is Co-Portfolio Manager/Credit Analyst of the Adviser.

All references to Henry Chu in the section “Management of the Funds – Portfolio Managers” on pages 47 and 48 of the Prospectus and the section “The Investment Adviser - Portfolio Managers” on pages 37 through 39 of the Statement of Additional Information are hereby deleted.

Please retain this Supplement for future reference.

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